	Prospectus Date	SAI Date
Emerging Market Funds
T. Rowe Price Emerging Markets Stock Fund	March 1, 2021	May 24, 2021
T. Rowe Price Institutional Emerging Markets Equity Fund	March 1, 2021	May 24, 2021
Growth Funds
T. Rowe Price Blue Chip Growth ETF	May 1, 2021	May 1, 2021
T. Rowe Price Blue Chip Growth Fund	May 1, 2021	May 24, 2021
T. Rowe Price Blue Chip Growth Portfolio	May 1, 2021	May 1, 2021
T. Rowe Price Growth Stock ETF	May 1, 2021	May 1, 2021
T. Rowe Price Growth Stock Fund	May 1, 2021	May 24, 2021

(collectively the “Funds”)

Supplement to the Prospectuses and Summary Prospectuses and Statements of Additional Information (“SAI”), each as dated above:

On May 26, 2021, each Fund’s shareholders approved a proposal to reclassify the Fund’s diversification status from diversified to nondiversified and eliminate a related fundamental investment policy. The change to each Fund’s diversification status and the elimination of the fundamental policy becomes effective on June 1, 2021. Accordingly, all of the following changes to each Fund’s prospectus and SAI are effective June 1, 2021.

Under “Principal Investment Strategies” in Sections 1 and 2 of each Fund’s prospectus, the following is added:

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

Under “Principal Risks” in Section 1 of each Fund’s prospectus, the following risk is added:

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

--End of Supplement Text--

Under “More Information About the Fund’s Principal Investment Strategies and Its Principal Risks” in Section 2 of each Fund’s prospectus, the following risk is added:

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers.

For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

In order to reflect that the related fundamental policy is eliminated, each Funds’ SAI is amended to exclude the Fund from the investment restrictions entitled “Percent Limit on Assets Invested in Any One Issuer” and “Percent Limit on Share Ownership of Any One Issuer” under the section entitled “INVESTMENT RESTRICTIONS – Fundamental Policies.”

The date of this supplement is May 28, 2021.

G27-041 5/28/2021